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                          SUPPLEMENT DATED MAY 1, 1997

                             TO THE PROSPECTUSES OF

                      Templeton Global Infrastructure Fund
                             Templeton Region Funds
                              dated August 1, 1996

                         Franklin California Growth Fund
                        Franklin Global Health Care Fund
                         Franklin Global Utilities Fund
                      Franklin Real Estate Securities Fund
                         Franklin Small Cap Growth Fund
                             dated September 1, 1996

                              Franklin Equity Fund
                             dated November 1, 1996

                               Franklin Gold Fund
                             dated December 1, 1996

The prospectus is amended as follows:

I. The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended as follows:

 A. Category 8 is replaced with:

   8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

 B.  Effective  June 1, 1997,  category 5 is  deleted in its  entirety.

II. The following paragraph is added after the list of "Sales Charge Waivers" under "How Do I Buy Shares?":

 RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
 (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

III. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

 OTHER PAYMENTS TO SECURITIES DEALERS

 The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

 A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

 FOR BREAKPOINTS THAT MAY APPLY, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

 Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

IV. The following paragraph is added under "How Do I Sell Shares?": Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.

V. The following is added under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

  Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VI. The section "Contingent Deferred Sales Charge - Waivers" under "How Do I Sell Shares?" is replaced in its entirety with the following:

 Waivers. We waive the Contingent Deferred Sales Charge for:

 o Exchanges
 o Account fees
 o Sales of shares purchased pursuant to a sales charge waiver
 o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
 (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? - Other Payments to Securities Dealers"
o Redemptions  by the Fund when an account falls below the
 minimum  required  account  size
o Redemptions following the death of the shareholder or beneficial owner
o Redemptions through a systematic withdrawal plan set up before February 1,
   1995
o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.
o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy
o Tax-free  returns  of excess  contributions  from  employee benefit plans
o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect
o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans